Q 4 + F u l l Y e a r 2 0 2 4 E a r n i n g s C o n f e r e n c e C a l l 2 . 1 1 . 2 0 2 5

This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margin growth, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, growth strategy, retail and wholesale demand and shipments, integration of acquisitions, R&D investments, commodity prices and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of future pandemics, geopolitical tensions, armed conflicts, or natural disaster on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on Form 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, EBITDA as a percentage of net sales, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2 Forward-Looking Statements

Financial Performance • Full year net sales of $4 billion, down 1% year-over- year • Full year net income of $143 million ($5.60 per diluted share), or 3.8% of net sales, up 123% year-over-year • Full year EBITDA1 of $344 million, or 9.2% of net sales, up 35% year-over-year • Net sales of $803 million with net income of $10 million in the fourth quarter of 2024 Executing Cost Management and Continuous Improvement Initiatives • Full year operating profit margin of 5.8%, up 250 bps year-over year • Lowered material costs through supply chain improvements • Product quality initiatives helped significantly reduce warranty costs year-over-year • Implemented $28+ million in non-material cost reductions in 2024 Gaining Share through Innovation • Grew sales to RV OEMs in our top 5 product categories despite negative mix shift • Delivered towable organic content growth both sequentially over 3Q24 and year-over-year2 • Highly successful new product launch with 2025 RV model year - including ABS, A/C innovation, coil spring suspension, new window designs, and new patented Sun Deck 3 1 Additional information regarding EBITDA and EBITDA as a percentage of net sales, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, are provided in the Appendix 2 For twelve months ended December 31, 2024 Capital Allocation • Strong liquidity position with $166 million of cash and cash equivalents and $453 million of availability on revolving credit facility at December 31, 2024 • Increased quarterly dividend to $1.15 per share in the fourth quarter, returning $109 million of capital to shareholders with quarterly dividends for the full year ended December 31, 2024 • Continuing to evaluate strategic acquisition opportunities • Investing in R&D and innovation to drive profitable growth Fourth Quarter and Full Year 2024 Highlights Strong operational improvements drove profitability across diverse end markets

4 RV OEM Performance and Trends • 67,700 North American wholesale towable units shipped in Q4 2024, up 7% YoY • 54,800 estimated North American retail towable units sold in Q4 2024, up 2% YoY • Total North American wholesale unit shipments for the year ended December 31, 2024 of 333,700 and retail unit sales of 355,100, signaling healthy dealer inventory reduction • Gained share in our top 5 RV product categories: appliances, awnings, chassis, furniture, and windows for the year ended December 31, 2024 • Q4 2024 RV OEM sales down 3% YoY, as mix shifts toward lower content towables more than offset share gains Net Sales (in thousands) $388,939 $376,062 Q4 2023 Q4 2024 NA RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000

5 Touring Coil Suspension Furrion® 18K Chill Cube Air Conditioner * "Other" includes impact of RV unit shipments versus industry production, index sales price adjustments, and the impact of acquisitions and divestitures New Window Designs and Integrated Shades Innovation Driving RV Content Growth, Share Gains Sequential Towable Content Growth (LTM) YoY Towable Content Growth (LTM) Key 2025 Model Year Product Wins +1% +2%

6 Adjacent Industries OEM Performance and Trends • Q4 2024 Adjacent Industries sales down 9% YoY • Decrease primarily due to lower sales to North American marine and utility trailer OEMs • Pressured by current dealer inventory levels, inflation, and elevated interest rates impacting retail consumers • Expanding presence in transportation and building markets: • Supplying axles to top trailer brands, which produce 500k+ utility and cargo trailers annually • Adding windows in off-road vehicles, school buses, and manufactured housing Net Sales (in thousands) $269,156 $245,491 Q4 2023 Q4 2024 Q4 2024 Adjacent Industries OEM Net Sales by Market (in millions) $58 $55 $45 $44 $41 $2 Utility Trailers Marine Building Products Transportation International Other Q4 2023 Adjacent Industries OEM Net Sales by Market (in millions) $62 $65 $43 $48 $46 $5 Utility Trailers Marine Building Products Transportation International Other

7 Aftermarket Segment Performance and Trends • Q4 2024 sales up slightly from the prior year; resiliency driven by market share gains in automotive aftermarket, partially offset by softness in RV and Marine aftermarkets • 10 bps YoY margin contraction primarily driven by increased labor costs due to product mix and increased production facility costs from investments to expand capacity in the automotive aftermarket • Driving portfolio expansion in diversified markets with towing and truck accessories, boating accessories, appliances, and electronics • Meeting heightened repair and replacement demand as RV ownership has reached record levels in recent years • 2021 and 2022 model year units are exiting warranty period and shifting into aftermarket sales opportunity Net Sales (in thousands) $179,449 $181,585 Q4 2023 Q4 2024

8 Innovation Driving Growth Continued focus on innovation driving an ongoing increase of new product introductions Helux Coil Spring Pin Box Bi Fold Sundeck Anti-Lock Braking Systems 4000 Series Windows Chill Cube Air Conditioner Touring Coil Suspension Residential Windows

9 Capture Share of $12 Billion of Addressable Opportunities in Diversified Markets • Leveraging the expertise we gained as a market leader in the RV space • Delivering innovative products through leading, nimble manufacturing capabilities • Utilizing manufacturing synergies to enhance offerings in the transportation and building products markets • Capitalizing on opportunities as RVs enter the repair and replacement cycle with Lippert content Growth Strategy Expanding share across diversified portfolio with cutting-edge innovations and best-in-class service Focus on Delivering Unparalleled Customer Experience • Developing innovations that enhance the outdoor experience with a focus on safety, durability, and enjoyment • Building upon long-term relationships by offering trainings and online resources to further cement Lippert as a trusted partner Capital Allocation Strategy • Focusing on strategic acquisitions to expand presence in existing markets • Investing in R&D and innovation to drive profitable growth • Returning capital to shareholders • Maintaining a strong balance sheet

10 Q4 2024 Financial Performance Operating Margin 0.3% 2.0% Fourth Quarter 2023 Fourth Quarter 2024 (in th ou sa nd s) Consolidated Net Income (Loss) $(2,377) $9,547 Fourth Quarter 2023 Fourth Quarter 2024 (in th ou sa nd s) EBITDA* $35,571 $45,827 Fourth Quarter 2023 Fourth Quarter 2024 * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $837,544 $803,138 Fourth Quarter 2023 Fourth Quarter 2024 -4% +170 bps +29%

11 FY 2024 Financial Performance * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. Operating Margin 3.3% 5.8% 2023 2024 (in th ou sa nd s) Consolidated Net Income $64,195 $142,867 2023 2024 (in th ou sa nd s) EBITDA* $255,196 $343,930 2023 2024 (in th ou sa nd s) Consolidated Net Sales $3,784,808 $3,741,208 2023 2024 -1% +250 bps +35%+123%

12 Liquidity and Cash Flow As of and for the twelve months ended December 31 2024 2023 Cash and Cash Equivalents $166M $66M Remaining Availability under Revolving Credit Facility(1) $453M $245M Capital Expenditures $42M $62M Dividends $109M $106M Debt / Net Income (TTM) 5.3x 13.2x Net Debt/EBITDA (TTM)(2) 1.7x 3.1x Cash from Operating Activities $370M $527M Free Cash Flow(2) $328M $465M 1 Remaining availability under the revolving credit facility is subject to covenant restrictions. 2 Additional information regarding net debt to EBITDA and free cash flow, as well as a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, is provided in the Appendix.

13 2025 Outlook RV Industry • Our current full year 2025 North American forecast is 335 - 350k wholesale unit shipments and 345 - 360k retail unit shipments • Continued momentum and product placement with newly launched products • Consolidated January 2025 sales up 6% YoY, driven by a 17% increase in RV OEM sales for the month Other Markets • Aftermarket - Continued focus on organic and inorganic growth • Marine - Expect continued slowness in the first half of 2025 with improvement in the back half • Transportation, Building Products and Utility Trailer Markets - modest industry headwinds Cost Reductions • Continue to identify savings in fixed overhead and G&A costs on top of the $28M of reductions in 2024

14 Appendix Reconciliation of Non-GAAP Measures EBITDA Three Months Ended December 31, EBITDA Twelve months ended December 31, ($ in thousands) 2024 2023 ($ in thousands) 2024 2023 Net income (loss) $ 9,547 $ (2,377) Net income $ 142,867 $ 64,195 Interest expense, net 5,100 9,456 Interest expense, net 28,899 40,424 Provision (benefit) for income taxes 1,487 (4,458) Provision for income taxes 46,471 18,809 Depreciation and amortization 29,693 32,950 Depreciation and amortization 125,693 131,768 EBITDA $ 45,827 $ 35,571 EBITDA $ 343,930 $ 255,196 Net sales $ 803,138 $ 837,544 Net sales $ 3,741,208 $ 3,784,808 Net income (loss) as a % of Net Sales 1.2% (0.3) % Net income as a % of Net Sales 3.8% 1.7 % EBITDA as a % of Net Sales 5.7% 4.2 % EBITDA as a % of Net Sales 9.2% 6.7 % FREE CASH FLOW Twelve Months Ended December 31, NET DEBT/EBITDA (TTM) December 31, 2024 December 31, 2023 ($ in thousands) 2024 2023 Total debt $ 757,253 $ 847,423 Net cash flows provided by Less cash and cash equivalents 165,756 66,157 operating activities $ 370,284 $ 527,229 Net debt $ 591,497 $ 781,266 Capital expenditures (42,333) (62,209) Free cash flow $ 327,951 $ 465,020 Total Debt/Net Income (TTM) 5.3x 13.2x Net Debt/EBITDA (TTM) 1.7x 3.1x EBITDA, EBITDA as a percentage of net sales, and free cash flow are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. EBITDA is defined as net income (loss) before interest expense, provision (benefit) for income taxes, and depreciation and amortization expense. Free cash flow is defined as net cash flows provided by operating activities less capital expenditures. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. The net debt to EBITDA ratio on a trailing twelve month basis is a non-GAAP performance measure included because the Company believes it is useful to investors in evaluating the Company's leverage. The net debt to EBITDA ratio is defined as total debt, less cash and cash equivalents, divided by EBITDA. The net debt to EBITDA ratio is a non-GAAP measure and should not be considered a substitute for the ratio of total debt to net income determined in accordance with GAAP. The Company's calculation of its net debt to EBITDA ratio might not be calculated in the same manner as, and thus might not be comparable to, similarly titled measures used by other companies.

15 Appendix Historical Unit Mix as Percentage of LCI RV OEM Chassis Shipments 15.5% 15.8% 15.5% 15.9% 15.4% 18.6% 17.9% 20.5% 19.3% 18.9% 23.0% 24.3% 84.5% 84.2% 84.5% 84.1% 84.6% 81.4% 82.1% 79.5% 80.7% 81.1% 77.0% 75.7% Single Axle Travel Trailer Multi Axle TT and Fifth Wheels 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 —% 20.0% 40.0% 60.0% 80.0% 100.0%

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